                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 14, 2000

                          PINNACLE ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                           0-10619                          95-3667491
(State or Other Jurisdiction             (Commission                      (IRS Employer
    of Incorporation)                    File Number)                  Identification No.)

330 N. Brand Boulevard, Suite 1100, Glendale, California                91203
     (Address of Principal Executive Offices)                         (Zip Code)

      Registrant's telephone number, including area code:  (818) 662-5900

Item 5.  Other Events.

     On December 14, 2000, Pinnacle Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibits.

     99.1  Press Release dated December 14, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PINNACLE ENTERTAINMENT, INC.


Date:  December 14, 2000      By: /s/ Loren S. Ostrow
                                 -------------------------
                                 Loren S. Ostrow
                                 Secretary

                                 Exhibit Index
                                 -------------

Exhibit  Description
-------  -----------

99.1     Press Release dated December 14, 2000.